                                                                     EXHIBIT 4.2

------------                                                       -----------
   NUMBER                                                             SHARES
------------                                                       -----------

    INCORPORATED UNDER THE LAWS                    COMMONWEALTH OF PENNSYLVANIA

-------------------------------------------------------------------------------

                        INTEGRATED CIRCUIT SYSTEMS, INC.

-------------------------------------------------------------------------------

                          SEE LEGENDS ON REVERSE SIDE

This Certifies that                              _______________ is the owner of
                                                    full paid and non-assessable

   Shares of the Class A Common Stock, $.01 par value per share, of Integrated Circuit Systems, Inc., transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation,

this_____________day                                of______________A.D._______

_____________________                               ___________________________
       SECRETARY                                                     PRESIDENT

                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
              MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
              ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER



For Value Received, _______ hereby sell, assign and transfer unto ___________ _____________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
       ________________________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

        Dated_________________________________

            In presence of
        _______________________________________________________________________




                         -----------------------------
                            THIS SPACE IS NOT TO BE
                              COVERED IN ANY WAY
                         -----------------------------